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                                                                   Exhibit 10.28

                                 MUTUAL RELEASE

         This MUTUAL RELEASE (this "Release") is made this 17 day of July, 2002, among TIMCO AVIATION SERVICES, INC., a Delaware corporation formerly known as Aviation Sales Company ("AVS"), and AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("AVSDC"); BANK OF AMERICA, N.A. ("BofA"), in its capacity as "Kellstrom Agent" (as defined below); each of the lenders identified on the signature pages below as "Kellstrom Lenders" (each a "Kellstrom Lender" and, collectively, the "Kellstrom Lenders"); BANC OF AMERICA SECURITIES LLC, in its capacity as "Syndication Agent" (as defined below); and BANK OF AMERICA, N.A., in its capacity as the "KAV Agent" (as defined below) and the sole existing "KAV Lender" (as defined below).

                                    Preamble:

         Kellstrom Industries, Inc. ("Kellstrom"), AVS, and AVSDC, are parties to a certain Post-Closing Resolution Agreement dated as of June 10, 2002 (as at any time amended, the "Resolution Agreement"), pursuant to which, subject to the approval of the United States Bankruptcy Court for the District of Delaware and satisfaction of all conditions precedent set forth therein, the parties have agreed to settle various claims that each party thereto may have against the others. A condition to the effectiveness of the agreements contained in the Resolution Agreement is the consent of the Kellstrom Agent and Kellstrom Lenders to Kellstrom's entry into and performance of the Resolution Agreement. .

         In connection with the Resolution Agreement, Kellstrom Agent, Kellstrom Lenders and various other parties are entering into a Proceeds Sharing Agreement dated July __, 2002 (the "Sharing Agreement"). A condition to the effectiveness of the agreements contained in the Sharing Agreement is the execution and delivery of this Release by the parties hereto.

         Kellstrom Agent, Syndication Agent, Kellstrom Lenders, KAV Lenders and KAV Agent, on the one hand, and AVS and AVSDC, on the other hand, desire that the Sharing Agreement and the Resolution Agreement become effective and, therefore, are willing to execute and deliver this Release to settle and release certain disputes that may exist between AVS and AVSDC, on the one hand, and any or all of Kellstrom Agent, Kellstrom Lenders, KAV Agent and KAV Lenders, on the other hand.

         NOW, THEREFORE, in consideration of the premises and the mutual releases and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1. Definitions. As used herein, the following terms shall have the following meanings ascribed to them:

                  "AVS Investor Indebtedness" shall mean indebtedness of any Borrower to any AVS Investor under or with respect to any AVS Investor Letter of Credit Document.

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                  "AVS Investor Intercreditor Agreement" shall mean the
         intercreditor agreement dated as of December 1, 2000, between Agent and AVS Investors with respect to the liens of AVS Investors arising from the AVS Investor Letter of Credit Documents, as at any time amended.

                  "AVS Investor Letter of Credit Documents" shall mean all documents executed and/or delivered in connection with any AVS Investor Letter of Credit, including, without limitation, that certain Purchase and Sale Agreement between AVS Investor Trustee and Kellstrom dated December 1, 2000, and all reimbursement agreements, warrants, promissory notes, credit agreements, certificates and other documents with respect thereto, in each case as amended from time to time.

                  "AVS Investor Letters of Credit" shall mean those certain standby letters of credit procured by the AVS Investors in favor of Kellstrom Agent in the aggregate principal amount of $8,000,000.

                  "AVS Investor Trustee" shall mean J. William Boyar, an individual resident of the State of Texas not individually but solely as trustee for the AVS Investors.

                  "AVS Investors" shall mean, collectively, James Ventures, L.P., a Texas limited partnership, Robert Belfer, an individual resident of the State of New York, LJH Ltd., a Texas limited partnership and successor-in-interest to LJH Corporation, and Don A. Sanders, an individual resident of the State of Texas.

                  "AVSDC Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement among Kellstrom, AVS and AVSDC dated as of September 20, 2000, as amended by four letter agreements dated as of September 20, 2000, a letter agreement dated as of November 14, 2000, a letter agreement dated as of November 17, 2000, and a letter agreement dated as of December 1, 2000.

                  "AVSDC Asset Purchase Documents" shall mean, collectively, the AVSDC Asset Purchase Agreement, the KAV Consignment Agreement and each other agreement, instrument, certificate or other document executed and/or delivered in connection with the AVSDC Asset Purchase Agreement.

                  "Bank Group Members" shall mean, collectively, the Kellstrom Bank Group Members and the KAV Bank Group Members, and, for purposes of
         Section 2 of this Release, their respective officers, directors, agents, attorneys, shareholders, subsidiaries, affiliates, successors and assigns.

                  "Claim" shall mean (i) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) a right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  "KAV" shall mean KAV Inventory, LLC, a Delaware limited liability company.

                  "KAV Agent" shall mean BofA, in its capacity as agent for the KAV Lenders.

                  "KAV Bank Group Members" shall mean KAV Agent and KAV Lenders.

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                  "KAV Consigned Inventory" shall mean all aircraft parts,
         engines and other inventory at any time consigned by KAV to Kellstrom pursuant to the KAV Consignment Agreement.

                  "KAV Consignment Agreement" shall mean that certain Consignment Agreement between Kellstrom and KAV dated as of December 1, 2000, as at any time amended.

                  "KAV Lenders" shall mean the various financial institutions from time to time party to the KAV Loan Agreement as lenders.

                  "KAV Letters of Credit" shall mean the standby letters of credit in the aggregate amounts of $8,500,000 and $6,500,000 obtained by AVS and Kellstrom, respectively, in favor of KAV Agent in support of KAV's obligations to the KAV Agent and KAV Lenders under the KAV Loan Agreement.

                  "KAV Loan Agreement" shall mean that certain Loan and Security Agreement dated as of December 1, 2000, among the KAV Lenders, KAV Agent and KAV, as at any time amended.

                  "Kellstrom" shall have the meaning ascribed to it in the Recitals.

                  "Kellstrom Agent" shall mean BofA, in its capacity as agent for the Kellstrom Lenders.

                  "Kellstrom Borrowers" shall mean Kellstrom and its subsidiaries that are parties to the Kellstrom Loan Agreement.

                  "Kellstrom Bank Group Members" shall mean Kellstrom Agent, Syndication Agent and Kellstrom Lenders.

                  "Kellstrom Lenders" shall mean the various financial institutions from time to time party to the Kellstrom Loan Agreement as lenders.

                  "Kellstrom Loan Agreement" shall mean that certain Amended and Restated Loan and Security Agreement dated as of December 14, 1998, among the Kellstrom Lenders, Kellstrom Agent, Syndication Agent and the Kellstrom Borrowers, as at any time amended.

                  "Miramar Facility" shall mean the office building and warehouse facility located at 3701 Flamingo Road, Miramar, Florida.

                  "Miramar Sublease" shall mean Kellstrom the Sublease dated as of December 1, 2000 between Kellstrom and AVS pursuant to which Kellstrom subleases the Miramar Facility from AVS.

                  "Party" shall mean a person or entity who is a party to this Release.

                  "Resolution Agreement" shall have the meaning ascribed to it in the Recitals.

                  "SNDA" shall mean the Subordination, Non-Disturbance and Attornment Agreement dated as of December 1, 2000, among Kellstrom Agent, AVS and Trustee/Lessor, as at any time amended.

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                  "Syndication Agent" shall mean Banc of America Securities LLC, in its capacity as syndication agent under the Kellstrom Loan
         Agreement.

                  "Trustee/Lessor" shall mean First Security Bank, National Association, as owner trustee under the Aviation Sales Trust 1998-1, which leases the Miramar Facility to AVS.

                  "VRDN Real Estate" shall mean Kellstrom's owned real property located at 1100 International Parkway, Sunrise, Florida.

         Section 2. Release of Bank Group Members. Each of AVS and AVSDC, for itself and its respective representatives, successors and assigns, hereby releases, acquits and forever discharges each of the Bank Group Members of and from any and all Claims of any nature whatsoever arising prior to or on the date hereof, which either AVS or AVSDC ever had, now has or claims to have against the Bank Group Members, or any one or more of them, or which either AVS or AVSDC at any time hereafter acquires, by reason of any matter, cause, or thing arising out of or relating to (i) any of the AVS Investor Letters of Credit, the AVS Investor Letter of Credit Documents, the AVSDC Asset Purchase Documents, the AVS Investor Intercreditor Agreement, or the KAV Consignment Agreement or any action or failure to act by any of the Bank Group Members under or in connection with any of the aforesaid documents; (ii) any of the AVS Investor Indebtedness; (iii) the efforts by AVS Investors and AVS Investor Trustee to purchase the VRDN Real Estate from Kellstrom; or (iv) any of the KAV Letters of Credit, the Miramar Sublease or the SNDA, or any action or failure to act by any of the Bank Group Members under or in connection with any of the aforesaid documents; provided, however, that the foregoing provisions of this Section 2 shall not be deemed in any manner whatsoever to release, waive, or otherwise affect any liability of any Bank Group Member in respect of any Claim arising solely under this Release.

         Section 3. Release of AVS and AVSDC. Each of the Bank Group Members, for itself and its respective successors and assigns, hereby releases, acquits and forever discharges each of the AVS and AVSDC of and from any and all Claims of any nature whatsoever arising prior to or on the date hereof, which any of the Bank Group Members ever had, now have or claim to have against either or both of AVS and AVSDC or which any of the Bank Group Members at any time hereafter acquires, by reason of any matter, cause, or thing arising out of or relating to (i) any of the AVS Investor Letters of Credit, the AVS Investor Letter of Credit Documents, the AVSDC Asset Purchase Documents, the AVS Investor Intercreditor Agreement, or the KAV Consignment Agreement, or any action or failure to act by any of the AVS Investors or the AVS Investor Trustee under or in connection with any of the aforesaid documents; (ii) any of the AVS Investor Indebtedness; (iii) the efforts by AVS Investors and AVS Investor Trustee to purchase the VRDN Real Estate from Kellstrom; or (iv) any of the KAV Letters of Credit, or any action or failure to act by any of the AVS Investors or the AVS Investor Trustee under or in connection with any of the aforesaid documents; provided, however, that the foregoing provisions of this Section 3 shall not be deemed in any manner whatsoever to release, waive or otherwise affect any liability of any AVS or AVSDC in respect of any Claim arising solely under this Release.

         Section 4. Covenant Not To Sue. Each Party, for and on behalf of such Party and for each of such Party's respective successors, assigns, and personal representatives, covenants and agrees never to commence, aid in any way, prosecute or cause to be commenced or prosecuted, or permit any of its subsidiaries or affiliates to commence or prosecute, against any other Party hereto, any action, suit or other proceeding based upon a Claim that has been released pursuant to the terms of this Release.

         Section 5. Representations and Warranties. Each Bank Group Member hereby represents and warrants to each of AVS and AVSDC that such Bank Group Member is duly authorized and empowered to

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execute this Release; that it has taken such actions as may be required to obtain corporate or shareholder approval for the execution and delivery of this Release; that the individual signing on its behalf below is duly authorized and empowered to execute this Release; and that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any Claim relating to any matter covered by this Release. Each of AVS and AVSDC hereby represents and warrants to each Bank Group Member that such company is duly authorized and empowered to execute this Release; that it has taken such actions as may be required to obtain corporate or shareholder approval for the execution and delivery of this Release; that the individual signing on its behalf below is duly authorized and empowered to execute this Release; and that such company has not sold, assigned, transferred, conveyed, or otherwise disposed of any Claim relating to any matter covered by this Release. Each of the Parties represents and warrants to each of the other Parties hereto that such representing and warranting Party has freely and voluntarily entered into and executed this Release, with the benefit of advice of counsel of such Party's own selection.

         Section 6. No Admission. This Release is made without admission or concession by any Party of any liability whatsoever on the part of such Party to any other Party.

         Section 7. Acknowledgments. Each Party acknowledges and agrees that no other consideration has been or will be paid or furnished to such Party on account of or in connection with such Party's execution and delivery of this Release and that such Party has not made or relied upon any other warranty or representation or promise except as expressly set forth in this Release and the Resolution Agreement.

         Section 8. Mistake of Fact. If any fact with respect to which this Release is executed is hereafter found to be other than or different from what is now believed by any Party to be true, each Party hereto accepts and assumes the risk of such possible difference in fact and agrees that this Release shall be and remain effective, notwithstanding such difference in facts.

         Section 9. Complete Defense. This Release shall be a full and complete defense to and may be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this Release.

         Section 10. Execution; Effectiveness; Waiver of Jury Trial. This Release may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In proving this Release in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. The effectiveness of this Release is subject to the execution and delivery of this Release by each Party shown on the signature pages hereof. Each of the Parties hereby waives any right that such Party may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with this Release, and this provision is material inducement for this Release.

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         Section 11. Miscellaneous. This Agreement expresses the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersedes any and all prior agreements or understandings, written or oral, express or implied; may not be amended except by written agreement of the Parties; shall be binding upon the parties hereto and their respective successors and assigns; and shall be governed in all respects by and construed in accordance with the internal laws of the State of Georgia.

         IN WITNESS WHEREOF, the Parties have caused this Release to be signed, sealed, and delivered on the day and year first above written.


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